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                                                                      Exhibit 21

                                  ICF KAISER
                   9300 Lee Highway, Fairfax, Virginia 22031

ICF Kaiser International, Inc.'s ownership of the following affiliated entities which are less than wholly owned is indicated by an ownership percentage figure in parentheses following the name of the entity.

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                                                                                 Jurisdiction
Entity Name                                                                      Of Formation
---------------------------------------------------------------------------------------------
I. Clement International Corporation                                                 Delaware
   II.  Newsys Environmental Technology System (15%)                                   Taiwan
I. Cygna Group, Inc.                                                                 Delaware
   II.  Liability Risk Management, Inc.                                            California
I. EDA, Incorporated                                                                 Maryland
I. ICF Cannon Associates, Inc.                                                       Delaware
I. First Patriot Bankshares Corporation (20,400 Common Shares)                       Virginia
I. ICF Consulting Associates, Inc.                                                   Delaware
I. ICF Incorporated                                                                  Delaware
   II.  ICF/EKO (37.5%)                                                                Russia
   II.  WHX Corporation (56 Common Shares)                                           Delaware
I. ICF Information Technology, Inc.                                                  Delaware
   II.  Phase Linear Systems Incorporated                                            Delaware
I. ICF  Kaiser Defense Programs, Inc.                                                Delaware
   II.  Kaiser-Hill TERC Company, LLC (65%)                                          Delaware
I. ICF Kaiser Development Corporation, Inc.                                          Delaware
   II.  Global Trade & Investment, Inc.                                              Delaware
   II.  ICF Kaiser Coke Chemicals, LLC (25%)                                         Delaware
I. ICF Kaiser Engineers Group, Inc.                                                  Delaware
   II.  Henry J. Kaiser Company                                                        Nevada
   II.  ICF Florida First, Inc.                                                      Delaware
   II.  ICF Kaiser Engineers, Inc.                                                       Ohio
        III.  Henry J. Kaiser Company (Canada) Ltd.                                    Canada
        III.  ICF Kaiser Engineers & Builders, Inc.                                  Delaware
        III.  ICF Kaiser Engineers (California) Corporation                          Delaware
        III.  ICF Kaiser Engineers Corporation                                       New York
        III.  ICF Kaiser Engineers of Michigan, Inc.                                 Michigan
        III.  ICF Kaiser International Planning & Design, Inc.                   Pennsylvania
              (33 1/3%)
        III.  ICF Kaiser Overseas Engineering, Inc.                                  Delaware
        III.  ICF Kaiser Remediation Company                                         Delaware
        III.  Kaiser Engineers Australia Pty. Limited (50%)                         Australia
              IV.  High Speed Rail Engineers Pty. Ltd. (25%)                        Australia
              IV.  ICF Kaiser Aluterv                                                 Hungary
              IV.  Kaiser Engineers (NZ) Ltd (99%)                                New Zealand
        III.  Kaiser Engineers and Constructors, Inc.                                  Nevada
              IV.  ICF Kaiser Construcoes e Empreendimentos Ltda. (99%)                Brazil
              IV.  ICF Pty. Ltd. (50%)                                              Australia
              IV.  Kaiser Engineers Limited (0.02%)                                      U.K.
              IV.  Kaiser Engineers Australia Pty. Limited (50%)                    Australia
              IV.  Kaiser Engenharia de Portugal S.A. (50%)                          Portugal
                   V.  ICF Kaiser Construcoes e Empreendimentos Ltda. (1%)             Brazil
              IV.  Kaiser Engineers (NZ) Ltd (1%)                                 New Zealand
              IV.  Kaiser Engineers Pty. Ltd. (50%)                                 Australia
              IV.  Kaiser Ingenieria de Chile Limitada (51%)                            Chile
        III.  Kaiser Engineers International, Inc.                                     Nevada
              IV.  American Transit Consultants (33 1/3)                        Joint Venture
                   V.  American Transit Consultants, Inc.                            Delaware
              IV.  ICF Pty. Ltd. (50%)                                              Australia
              IV.  ICF Kaiser Panama S.A.                                              Panama
              IV.  Kaiser Engenharia de Portugal S.A. (50%)                          Portugal
              IV.  Kaiser Engineers Pty. Ltd. (50%)                                 Australia
              IV.  Kaiser Ingenieria de Chile Limitada (49%)                            Chile
        III.  Kaiser Engineers Limited (99.98%)                                          U.K.
              IV.  Kaiser Engineers Technical Services Limited (80%)                   Cyprus
              IV.  Kaiser Engineers (UK) Limited (50%)                                   U.K.
        III.  Kaiser Engineers (UK) Limited (50%)                                        U.K.
              IV.  Kaiser Engineers Technical Services Limited (20%)                   Cyprus
        III.  Kaiser Engenharia e Constructoes Limitada                                Brazil
        III.  KE, Inc.                                                            Philippines
        III.  KE Services Corporation                                                Delaware
        III.  Mueller Industries, Inc. (1,589 Common Shares)                         Delaware
        III.  PCI Operating Company, Inc.                                            Delaware
   II.  ICF Technology Incorporated                                                  Delaware
   II.  International Waste Energy Systems, Inc.                                     Delaware
   II.  KE Livermore, Inc.                                                           Delaware
   II.  LIFAC-North America Partnership (50%)                                        Delaware
I. ICF Kaiser Engineers Massachusetts, Inc.                                          Delaware
I. ICF Kaiser Engineers Pacific, Inc.                                                  Nevada
   II.  Waimana Kaiser Enterprises (48%)                                               Hawaii
I. ICF Kaiser Europe, Inc.                                                           Delaware
I. ICF Kaiser / Georgia Wilson, Inc.                                                 Delaware
I. ICF Kaiser Government Programs, Inc.                                              Delaware
   II.  Kaiser-Hill Company, LLC (50%)                                               Colorado
        III.  Kaiser-Hill Funding Company, L.L.C. (98%)                              Delaware
   II.  Kaiser-Hill Funding Company, L.L.C. (1%)                                     Delaware
I. ICF Kaiser Hanford Company                                                        Delaware
I  ICF Kaiser Holdings Unlimited, Inc.                                               Delaware
   II.  American Venture Investments Incorporated                                    Delaware
        III.  American Venture Holdings, Inc.                                        Delaware
   II.  Cygna Consulting Engineers and Project Management, Inc.                    California
   II.  Excell Development Construction, Inc.                                        Delaware
   II.  ICF Kaiser Brazil Holdings, Inc.                                             Delaware
        III.  ICF Kaiser Participacoes Ltda.                                           Brazil
   II.  ICF Kaiser Engineers Eastern Europe, Inc.                                    Delaware
        III.  ICF Kaiser Netherlands B.V. (10%)                                   Netherlands
   II.  ICF Kaiser Hunters Branch Leasing, Inc.                                      Delaware
   II.  ICF Kaiser Netherlands B.V. (90%)                                         Netherlands
   II.  ICF Leasing Corporation, Inc.                                                Delaware
   II.  Metro Rail Transit Corp. Limited (12%)                                      Hong Kong
   II.  French Environmental Holdings, LLC (49%)                                       France
I. ICF Kaiser Servicios Ambientales, S.A. de C.V. (66 2/3%)                            Mexico
I. ICF Kaiser Systems, Inc.                                                          Delaware
I. ICF Resources Incorporated                                                        Delaware
   II.  ICF R G.P. No. 1, Inc.                                                       Delaware
        III.  Gary PCI Ltd. L.P.                                                     Delaware
              IV.  Gary Coal Processing L.P.                                         Delaware
   II.  HBG Hawaii, Inc.                                                             Delaware
        III.  Silversword, Inc. (50%)                                                Delaware
              IV.  Silversword Ltd. L.P.                                             Delaware
   II.  HBG International, Inc.                                                      Delaware
        III.  PyroCarbons, Ltd. (50%)                                                Virginia
   II.  PCI Operating Company Partnership (49%)                                      Delaware
I. Monument Select Insurance Company                                                  Vermont
I. Systems Applications, Inc.                                                          Nevada
I. Systems Applications International, Inc.                                          Delaware
I. The K.S. Crump Group, Inc.                                                        Delaware
I. Tudor Engineering Company                                                         Delaware
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                                  Page 1 of 1    Current as of December 31, 1997